Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Blue Bridge Financial, LLC
11911 Freedom Drive, Suite 570
Reston, Virginia 20190

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Blue Bridge Financial, LLC (the “Company”) and Brean Capital, LLC (“Brean Capital” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of equipment contracts in conjunction with the proposed offering of Blue Bridge Financial 2021-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On April 20, 2021, representatives of Brean Capital, on behalf of the Company, provided us with an equipment contract listing (the “Equipment Contract Listing”) with respect to 1,290 equipment contracts.  At the Company’s instruction, we randomly selected 100 equipment contracts (the “Sample Contracts”) from the Equipment Contract Listing.

Further, on May 3, 2021, representatives of Brean Capital, on behalf of the Company, provided us with a computer generated equipment contract data file and related record layout containing data, as represented to us by the Company, as of the close of business March 31, 2021, with respect to each of the 1,290 equipment contracts set forth on the Equipment Contract Listing (the “Statistical Data File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Contracts relating to the equipment contract characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.	Contract number (informational purposes only)	6.	Equipment type
2.	Customer name	7.	Equipment cost
3.	Contract type (lease/loan)	8.	Term
4.	Customer state	9.	Contract month of origination
5.	Payment amount	10.	Contract year of origination

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from the equipment finance agreement or any amendments thereto (collectively, the “Equipment Finance Agreement”) and Characteristics 9. and 10. to the “Funding Overview.”

The equipment contract documents referred to above and any other documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Equipment Documents.”  We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Equipment Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using photocopies or data imaged facsimiles of the Equipment Documents.  In addition, we make no representations as to whether the Equipment Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Equipment Documents.
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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the equipment contracts underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

May 11, 2021